UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 26, 2019)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment of Repurchase Facility with Credit Suisse

On April 26, 2019, Front Yard Residential Corporation (the “Company”), acting through its subsidiaries, amended the terms of its repurchase facility (the “CS Repurchase Facility”) with Credit Suisse AG (“Credit Suisse”). In connection therewith:

•	the interest rate spread over one-month LIBOR was decreased from 3.00% to 2.30% for funding under the facility secured by rental properties;

•	the fee structure of the facility was reduced; and

•	certain of the Company’s customary financial covenants were adjusted to align with the Company’s updated financing arrangements with Credit Suisse.

The obligations of the Company’s subsidiaries under the Third Amended and Restated Master Repurchase Agreement, as amended (the “Third A&R Repurchase Agreement”), continue to be fully guaranteed by the Company pursuant to the Third Amended and Restated Guaranty, dated November 18, 2016 (the “Guaranty”) made by the Company in favor of Credit Suisse.

Other than as described above, the CS Repurchase Facility with Credit Suisse under the Third A&R Repurchase Agreement remains substantially unchanged.

The disclosures herein regarding the Third A&R Repurchase Agreement and the Guaranty do not purport to be complete and are qualified in their entirety to the full text of such documents, which are filed as exhibits 10.1 and 10.2, respectively, in the Company’s Current Report on Form 8-K filed with the SEC on November 23, 2016 (the “November 23, 2016 Form 8-K”), which is incorporated herein by reference.

For additional disclosures regarding the terms of the Third A&R Repurchase Agreement and Guaranty, see the Company’s November 23, 2016 Form 8-K and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 27, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
April 30, 2019	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer